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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2006

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                         CYCLACEL PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       0-50626                 91-1707622
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                     150 JOHN F. KENNEDY PARKWAY, SUITE 100
                              SHORT HILLS, NJ 07078
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 847-5955

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________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 26, 2006, we entered into a Securities Purchase Agreement (the
"Purchase Agreement"), with certain investors identified in the Purchase
Agreement, pursuant to which we agreed to issue to the investors, in a private offering, an aggregate of 6,428,572 units, each unit consisting of one share of common stock and a warrant to purchase 0.40 shares of common stock, at a price of $7.05 per unit, for gross proceeds to us of $45,321,432.60 million.
Accordingly, we also agreed to issue to such investors warrants (with an expiration date five years after closing) to purchase an aggregate of 2,571,429 shares of common stock at an exercise price of $7.00 per share.

     We agreed to register the resale of the shares of common stock sold in the offering and the shares of common stock issuable upon exercise of the warrants.
We are required to file the registration statement with the Securities and
Exchange Commission within 45 days of the closing and use commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act of 1933, as amended, within 90 days (or if the SEC reviews the registration statement, 120 days) after the closing of the offering.
We are required to use our best efforts to keep the registration statement continuously effective under the Securities Act until the earlier of the date when all the registrable securities covered by the registration statement have been sold or the second anniversary of the closing. In the event that the registration statement is not filed or declared effective when due, we are obligated to pay the investors an amount equal to 1% of the purchase price for each month in which we are in default, up to an aggregate amount of 10%.

     Cowen & Co., LLC and Needham & Company, Inc. acted as the placement agents in connection with the offering. The aggregate commissions payable to Cowen and
Needham in connection with the offering were approximately $2,945,893.12.

     The securities issued pursuant to the above transactions were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the securities issued in the private placement is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     Number   Description
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     99.1     Press release dated April 27, 2006

     99.2     Form of Securities Purchase Agreement dated April 26, 2006

     99.3     Form of Warrant to Purchase Common Stock

     99.4     Engagement Letter with Cowen & Co., LLC and Needham & Company,
              Inc. dated April 17, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CYCLACEL PHARMACEUTICALS, INC.

Dated: April 28, 2006

                                    By: /s/ Paul McBarron
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                                        Name: Paul McBarron
                                        Title: Executive Vice President,
                                               Finance & Chief Operating Officer

                                  EXHIBIT INDEX

Number   Description
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99.1     Press release dated April 27, 2006

99.2     Form of Securities Purchase Agreement dated April 26, 2006

99.3     Form of Warrant to Purchase Common Stock

99.4     Engagement Letter with Cowen & Co., LLC and Needham & Company, Inc.
         dated April 17, 2006